Exhibit 99.1 Encore Capital Group, Inc. Q2 2019 EARNINGS CALL

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS The statements in this presentation that are not achievements of the Company and its subsidiaries historical facts, including, most importantly, those to be materially different from any future results, statements preceded by, or that include, the words performance or achievements expressed or implied “will,” “may,” “believe,” “projects,” “expects,” by such forward-looking statements. These risks, “anticipates” or the negation thereof, or similar uncertainties and other factors are discussed in the expressions, constitute “forward-looking reports filed by the Company with the Securities statements” within the meaning of the Private and Exchange Commission, including its most Securities Litigation Reform Act of 1995 (the recent reports on Form 10-K and Form 10-Q, as “Reform Act”). These statements may include, but they may be amended from time to time. The are not limited to, statements regarding our future Company disclaims any intent or obligation to operating results, earnings per share, and update these forward-looking statements. growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or 2

SECOND QUARTER 2019 FINANCIAL HIGHLIGHTS Estimated Remaining Global Collections Global Revenue1 Collections (ERC) $515M $347M $7.4B up 4% down 1% up 2% Record Record GAAP EPS2 GAAP Net Income2 Economic EPS3 Adjusted Income3 $1.17 $36.7M $1.28 $40.3M up 17% up 39% down 4% up 15% 1) Total Revenue, adjusted by net allowances and allowance reversals 2) From continuing operations attributable to Encore 3) Please refer to Appendix for reconciliation of Economic EPS and Adjusted Income to GAAP 3

OUR ADJUSTED EBITDA REFLECTS OUR STRONG CASH GENERATION Adjusted EBITDA + Collections applied to principal balance Encore Adjusted(Trailing EBITDA 12-Months, - Trailing in $M) 12-Months $1,200 $1,000 $800 $600 $400 $200 $0 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q183Q184Q181Q192Q19 Adjusted EBITDA - TTM Collections applied to principal balance - TTM Note: See appendix for reconciliation of Adjusted EBITDA to GAAP net income. 4

OUR OPERATING MARGIN TREND REFLECTS IMPROVEMENTS IN PORTFOLIO RETURNS AND OPERATING EFFICIENCY Operating Margin1 (Trailing 12-Months) 35% 31% 32% 30% 30% 28% 27% 27% 25% 20% 15% 10% 5% 0% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 1) Operating margin defined as GAAP operating income / revenues net of allowances and allowance reversals . 5

TAILWINDS CONTINUE TO DRIVE NPL SUPPLY… Key Global Factors Driving NPL Supply Increasing regulatory pressure on banks to Fresh paper supply Consumers have reduce NPL stockpiles now dominates the U.S. accumulated record market indebtedness Banks choosing to outsource credit Banks have fewer management Potential return of large qualified debt buyers issuers & servicers IFRS9 calls for accelerated recognition of impairment losses 6

… WITH NEW NPL SUPPLY LIKELY TO GROW SIGNIFICANTLY Revolving Credit / Unsecured Lending versus Charge-Off Rate $1,200 12% £250 8% 7% $1,000 10% £200 6% $800 8% 5% £150 $600 6% 4% Outstanding ($B) Lending (£B) Lending £100 3% $400 4% Credit 2% £50 $200 2% 1% Revolving  $0 0% £0 0% U.S. Revolving Consumer Credit Outstanding ($B) Total Unsecured Lending (excluding Student Loans) (£M) U.S. Credit Card Charge-Off Rate Derived Total Unsecured Annualized Charge-Off Rate Sources: U.S. Federal Reserve, Bank of England Even though charge-off rates remain near record low levels, record indebtedness is expected to drive strong supply in our two key markets 7

STRONGER THAN EXPECTED MCM COLLECTIONS IN Q2 GREW 7% TO A RECORD $333 MILLION Encore’s U.S. Business MCM Collections by Channel  We continue to purchase portfolios at strong returns as Q2 U.S. Call Center & Digital Legal Collections Collection Agencies deployments totaled $180M, consisting primarily of fresh paper $M 1% $300 1%  U.S. call center & digital 44% collections grew by 12% in Q2 45% 2019 compared to Q2 2018 $200  Consumer-centric approach and $M increased productivity continue to $100 drive a higher proportion of call 53% 55% center & digital collections  Focus on expense management $0 2017 2018 2017 2018 2018 2019 2018 2019 and cost reduction providing additional operating leverage Q3 Q4 Q1 Q2 8

CABOT CONTINUES TO GROW COLLECTIONS AND REDUCE LEVERAGE Encore’s European Business DP Collections  European portfolio purchases totaled $57M in the second quarter, at returns that were 200 basis points higher than last year $158M  Collections from debt purchasing in Europe grew 7% in up 7% constant currency compared to Q2 2018 in constant currency  European ERC of $3.7B was up 6% in constant currency compared to June 30, 2018 ERC  European operating results in Q2 a year ago included $14.5M of net allowance reversals  Cabot (CCM) continued to reduce its debt leverage $3.7B  CCM well-positioned regarding FCA’s1 latest areas of up 6% focus in constant currency 1) Financial Conduct Authority 9

Detailed Financial Discussion 10

PORTFOLIO PURCHASES IN Q2 REFLECT OUR CURRENT EMPHASIS ON DEPLOYING MORE CAPITAL IN THE U.S. MARKET Q2 2019 Deployments Europe $57M Other $6M United States $180M Total $243M 11

CALL CENTER & DIGITAL COLLECTIONS IN THE U.S. GREW 12% IN THE SECOND QUARTER Collections by Geography Collections by Channel Call Center & Digital Legal Collections Collection Agencies $M United States Europe Other $M 515 515 499 514 496 499 514 496 500 484 489 500 484 489 443 438 443 438 400 400 300 300 200 200 100 100 0 0 2017 2018 2017 2018 2018 2019 2018 2019 2017 2018 2017 2018 2018 2019 2018 2019 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 12

U.S. REVENUE GREW 11% IN THE SECOND QUARTER Revenue1 by Geography $M 349 347 350 347 350 337 327 307 317 300 250 200 150 100 50 0 2017 2018 2017 2018 2018 2019 2018 2019 Q3 Q4 Q1 Q2 United States Europe Other 1) Net of allowances and allowance reversals 13

ESTIMATED REMAINING COLLECTIONS GREW $134 MILLION IN THE LAST 12 MONTHS, TO $7.4 BILLION Total Estimated Remaining Collections 7,500 7,216 7,350 6,256 6,000 5,684 5,537 4,500 $M 3,000 1,500 0 June 2015 June 2016 June 2017 June 2018 June 2019 United States Europe Other 14

WE SUCCESSFULLY REPLACED ALL OF CABOT’S SENIOR SECURED NOTES MATURING IN 2021 WITH A NEW ISSUE DUE IN 2024 Cabot Debt Maturity Profile at June 30, 2019 ($M) 1,095 Revolving Credit Facility Securitisation Facilities 2023 Senior Secured Notes 2024 Senior Secured Floating‐Rate Notes 651 444 455 291 2019 2020 2021 2022 2023 2024 Our new offering of Senior Secured Notes extended our maturity profile and increased our financial flexibility 15

ENCORE REPORTED GAAP EPS OF $1.17 AND ECONOMIC EPS OF $1.28 IN THE SECOND QUARTER OF 2019 Three Months Ended June 30, 2019 $1.60 $0.04 ($0.07) $0.06 ($0.05) $1.40 $0.13 $1.28 $1.28 $1.17 $1.20 $1.00 $0.80 No shares deducted $0.60 in Q2 2019 $0.40 $0.20 $0.00 GAAP net income per Convertible and Amortization of certain Acquisition, Net loss on fair value Income tax effect of Adjusted income per Adjusted income per diluted share exchangeable notes acquired intangible integration and adjustments to the adjustments and diluted share from diluted share from attributable to Encore non-cash interest and assets restructuring related contingent certain discrete tax continuing operations continuing operations issuance cost expenses consideration items attributable to Encore attributable to Encore amortization - (Accounting)* - (Economic)* Encore’s Q2 GAAP and economic EPS include a $0.23 per share charge related to Cabot refinancing and a $0.13 per share impact related to Mexico portfolios • Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP. 16

Q2 2019 SUMMARY AND OUTLOOK 1. Record performance  Record global collections and ERC  Record MCM collections and revenues in the U.S. 2. Solid progress in expanding operating leverage  Improving collections efficiency  A growing proportion of higher return pool groups in our collections 3. Leading platforms in the U.S. and the U.K.  Continued improving collections effectiveness at MCM in the U.S.  Cabot well-positioned to benefit from European issuers’ growing need for their products and services 4. Strong leading indicators of future growth in charge-offs and supply  Reflected in record levels of consumer indebtedness in both the U.S. and the U.K. 17

Q&A 18

Appendix 19

RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS

Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS
(Unaudited, In Thousands, except per share amounts), Three Months Ended

	June 30,			
	2019		2018	
	$	Per Diluted Share – Accounting & Economic	$	Per Diluted Share – Accounting & Economic
GAAP net income attributable to Encore, as reported	**$ 36,661**	**$ 1.17**	**$ 26,298**	**$ 1.00**
Adjustments:				
Convertible and exchangeable notes non-cash interest and issuance cost amortization	4,038	0.13	3,070	0.12
Net gain on fair value adjustments to contingent consideration[1]	(2,199)	(0.07)	(2,378)	(0.09)
Amortization of certain acquired intangible assets[2]	1,837	0.06	2,436	0.09
Acquisition, integration and restructuring related expenses[3]	1,318	0.04	3,655	0.14
Loss on derivatives in connection with the Cabot Transaction[4]	---	---	6,578	0.25
Adjustments attributable to noncontrolling interest[5]	---	---	10	---
Income tax effect of above non-GAAP adjustments and certain discrete tax items[6]	(1,388)	(0.05)	(4,618)	(0.18)
Adjusted income attributable to Encore	**$ 40,267**	**$ 1.28**	**$ 35,051**	**$ 1.33**

1) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
2) As we acquire debt solution service providers around the world, we also acquire intangible assets, such as trade names and customer relationships. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period. As a result, the amortization of certain acquired intangible assets is excluded from our adjusted income from continuing operations attributable to Encore and adjusted income from continuing operations per share.
3) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) Amount represents expenses related to the proposed and later withdrawn initial public offering by CCM. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
5) Certain of the above pre-tax adjustments include expenses recognized by our partially-owned subsidiaries. This adjustment represents the portion of the non-GAAP adjustments that are attributable to noncontrolling interest.
6) Amount represents the total income tax effect of the adjustments, which is generally calculated based on the applicable marginal tax rate of the jurisdiction in which the portion of the adjustment occurred. Additionally, we adjust for certain discrete tax items that are not indicative of our ongoing operations.

encore CAPITAL GROUP

20

RECONCILIATION OF ADJUSTED EBITDA

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	12/31/13	03/31/14	06/30/14	09/30/14	12/31/14	03/31/15	06/30/15	09/30/15
GAAP net income (loss), as reported	**$ 22,216**	**$ 18,830**	**$ 21,353**	**$ 30,138**	**$ 27,957**	**$ 29,967**	**$ 25,185**	**$ (9,364)**
(Income) loss from discontinued operations, net of tax	463	(967)	(1,212)	(2,068)	(958)	(1,880)	(1,661)	(2,286)
Interest expense	29,747	37,962	43,218	43,498	42,264	42,303	46,250	47,816
Interest income[1]	-	(168)	(238)	(258)	(298)	(414)	(370)	(407)
Provision (Benefit) for income taxes	14,805	11,275	13,100	8,636	15,558	14,614	14,921	(6,361)
Depreciation and amortization	4,873	5,897	6,619	6,725	7,860	8,137	7,878	8,043
Stock-based compensation expense	3,486	4,836	4,715	4,009	3,621	5,905	6,198	5,156
Acquisition, integration and restructuring related expenses[2]	4,003	10,943	4,616	1,000	2,212	2,766	7,892	2,235
Settlement fees and related administrative expenses[3]	-	-	-	-	-	-	-	63,019
Gain on fair value adjustments to contingent consideration[4]	-	-	-	-	-	-	-	-
Expenses related to withdrawn Cabot IPO[5]	-	-	-	-	-	-	-	-
Loss on derivatives in connection with Cabot Transaction[6]	-	-	-	-	-	-	-	-
Adjusted EBITDA	**$ 79,593**	**$ 88,608**	**$ 92,171**	**$ 91,680**	**$ 98,216**	**$ 101,398**	**$ 106,293**	**$ 107,851**
Collections applied to principal balance[7]	116,861	159,106	161,048	155,435	139,076	160,961	167,024	156,229

1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability.
2) Amount represents acquisition, integration and restructuring related expenses (excluding amounts already included in the interest expense and stock-based compensation expense line items above). We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents litigation and government settlement fees and related administrative expenses for certain TCPA settlements. We believe these fees and expenses are not indicative of ongoing operations, therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) Amount represents the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. Refer to Note 3 "Fair Value Measurement - Contingent Consideration" in the notes to our consolidated financial statements for further details.
5) Amount represents expenses related to the proposed and later withdrawn initial public offering by CCM. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.
7) Amount represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios.

encore CAPITAL GROUP

21

RECONCILIATION OF ADJUSTED EBITDA (continued)

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	12/31/15	03/31/16	06/30/16	09/30/16	12/31/16	03/31/17	06/30/17	09/30/17
GAAP net income (loss), as reported	**$ 1,596**	**$ 26,607**	**$ 30,833**	**$ (51,946)**	**$ 11,323**	**$ 14,979**	**$ 19,076**	**$ 42,144**
(Income) loss from discontinued operations, net of tax	29,214	3,182	-	-	(829)	199	-	-
Interest expense	50,187	50,691	50,597	48,632	48,447	49,198	50,516	52,755
Interest income[1]	(473)	(499)	(620)	(694)	(725)	(779)	(919)	(943)
Provision (Benefit) for income taxes	3,988	10,148	13,451	(13,768)	28,374	12,067	13,531	17,844
Depreciation and amortization	9,102	9,861	8,235	8,032	8,740	8,625	8,672	8,522
Stock-based compensation expense	4,749	3,718	5,151	633	3,125	750	2,760	3,531
Acquisition, integration and restructuring related expenses[2]	2,635	2,141	3,271	3,843	7,457	855	3,520	342
Settlement fees and related administrative expenses[3]	-	2,988	698	2,613	-	-	-	-
Gain on fair value adjustments to contingent consideration[4]	-	-	-	-	(8,111)	-	(2,773)	-
Expenses related to withdrawn Cabot IPO[5]	-	-	-	-	-	-	-	-
Loss on derivatives in connection with Cabot Transaction[6]	-	-	-	-	-	-	-	-
Adjusted EBITDA	**$ 100,998**	**$ 108,837**	**$ 111,616**	**$ (2,655)**	**$ 97,801**	**$ 85,894**	**$ 94,383**	**$ 124,195**
Collections applied to principal balance[7]	144,075	177,711	166,648	247,427	147,203	188,893	173,946	159,408

1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability.
2) Amount represents acquisition, integration and restructuring related expenses (excluding amounts already included in the interest expense and stock-based compensation expense line items above). We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents litigation and government settlement fees and related administrative expenses for certain TCPA settlements. We believe these fees and expenses are not indicative of ongoing operations, therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) Amount represents the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. Refer to Note 3 "Fair Value Measurement - Contingent Consideration" in the notes to our consolidated financial statements for further details.
5) Amount represents expenses related to the proposed and later withdrawn initial public offering by CCM. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.
7) Amount represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios.

encore CAPITAL GROUP

22

RECONCILIATION OF ADJUSTED EBITDA (continued)

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	12/31/17	03/31/18	06/30/18	09/30/18	12/31/18	03/31/19	06/30/19
GAAP net income (loss), as reported	**$ 2,779**	**$ 23,713**	**$ 26,974**	**$ 13,016**	**$ 46,033**	**$ 49,442**	**$ 36,822**
(Income) loss from discontinued operations, net of tax	-	-	-	-	-	-	-
Interest expense	51,692	57,462	60,536	65,094	56,956	54,967	63,913
Interest income[1]	(994)	(1,017)	(1,082)	(747)	(499)	(1,022)	(1,238)
Provision (Benefit) for income taxes	8,607	9,470	11,308	16,879	9,095	3,673	11,753
Depreciation and amortization	14,158	10,436	10,923	9,873	9,996	9,995	9,741
Stock-based compensation expense	3,358	2,276	3,169	5,007	2,528	1,826	3,581
Acquisition, integration and restructuring related expenses[2]	7,245	572	3,655	8,475	(5,179)	1,208	1,318
Settlement fees and related administrative expenses[3]	-	-	-	-	-	-	-
Gain on fair value adjustments to contingent consideration[4]	(49)	(2,274)	(2,378)	-	(1,012)	-	(2,199)
Expenses related to withdrawn Cabot IPO[5]	15,339	2,984	-	-	-	-	-
Loss on derivatives in connection with Cabot Transaction[6]	-	-	6,578	2,737	-	-	-
Adjusted EBITDA	**$ 102,135**	**$ 103,622**	**$ 119,683**	**$ 120,334**	**$ 117,918**	**$ 120,089**	**$ 123,691**
Collections applied to principal balance[7]	150,788	198,282	185,799	199,457	175,476	201,328	200,323

1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability.
2) Amount represents acquisition, integration and restructuring related expenses (excluding amounts already included in the interest expense and stock-based compensation expense line items above). We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents litigation and government settlement fees and related administrative expenses for certain TCPA settlements. We believe these fees and expenses are not indicative of ongoing operations, therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) Amount represents the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. Refer to Note 3 "Fair Value Measurement - Contingent Consideration" in the notes to our consolidated financial statements for further details.
5) Amount represents expenses related to the proposed and later withdrawn initial public offering by CCM. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.
7) Amount represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios.

encore CAPITAL GROUP

23

RECONCILIATION OF ADJUSTED OPERATING EXPENSES RELATED TO PORTFOLIO PURCHASING AND RECOVERY BUSINESS

Reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses (Unaudited, In $ Thousands) Three Months Ended

	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	03/31/19	06/30/19
GAAP total operating expenses, as reported	**$ 202,829**	**$ 253,246**	**$ 238,336**	**$ 246,314**	**$ 239,246**	**$ 232,834**	**$ 236,019**	**$ 233,142**
Adjustments:								
Operating expenses related to non-portfolio purchasing and recovery business[1]	(28,934)	(41,164)	(46,614)	(56,052)	(45,980)	(45,069)	(46,082)	(42,232)
Acquisition, integration and restructuring related expenses[2]	(342)	(11,911)	(572)	(3,655)	(8,475)	5,179	(1,208)	(1,318)
Stock-based compensation expense	(3,531)	(3,358)	(2,276)	(3,169)	(5,007)	(2,528)	(1,826)	(3,581)
Gain on fair value adjustments to contingent consideration[3]	---	49	2,274	2,378	---	1,012	---	2,199
Expenses related to withdrawn Cabot IPO[4]	---	(15,339)	(2,984)	---	---	---	---	---
Adjusted operating expenses related to portfolio purchasing and recovery business	**$ 170,022**	**$ 181,523**	**$ 188,164**	**$ 185,816**	**$ 179,784**	**$ 191,428**	**$ 186,903**	**$ 188,210**

1) Operating expenses related to non-portfolio purchasing and recovery business include operating expenses from other operating segments that primarily engage in fee-based business, as well as corporate overhead not related to our portfolio purchasing and recovery business.
2) Amount represents acquisition, integration and restructuring related operating expenses (excluding amounts already included in stock-based compensation expense). We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. Refer to Note 3 "Fair Value Measurement - Contingent Consideration" in the notes to our consolidated financial statements for further details.
4) Amount represents expenses related to the proposed and later withdrawn initial public offering by CCM. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.

encore CAPITAL GROUP

24

IMPACT OF FLUCTUATIONS IN FOREIGN CURRENCY EXCHANGE RATES (Unaudited, in millions, except per share amounts) Encore Consolidated Cabot (Europe) Three Months Ended Constant Three Months Ended Constant As Reported As Reported 6/30/19 Currency 6/30/19 Currency Revenue1 $347 $356 Revenue1 $131 $139 Operating expenses $233 $239 Collections $158 $168 Net income2 $37 $38 ERC $3,659 $3,804 Adjusted income2 $40 $42 GAAP EPS2 $1.17 $1.21 Economic EPS2 $1.28 $1.32 Collections $515 $526 ERC $7,350 $7,503 1) Net of allowances and allowance reversals 2) From continuing operations attributable to Encore Note: Constant Currency figures are calculated by employing Q2 2018 foreign currency exchange rates to recalculate Q2 2019 results. All constant currency values are calculated based on the average exchange rates during the respective periods, except for ERC, which is calculated using the changes in the period-ending exchange rates. Management refers to operating results on a constant currency basis so that the operating results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's operating performance. Constant currency financial results are calculated by translating current period financial results in local currency using the prior period’s respective currency conversion rate. Certain foreign subsidiaries’ local currency financial results in our calculation include the translation effect from their foreign operating results. 25

ENCORE’S LEVERAGE RATIOS Leverage Ratios Encore Consolidated at 06/30/19 at 03/31/19 at 06/30/18 Total Debt $3.53 B $3.59 B $3.53 B Total Debt / Equity 3.9x 4.1x 5.7x Total Debt / (TTM Adjusted EBITDA + TTM Collections applied to principal balance)1 2.8x 2.9x 3.1x 1) See appendix for reconciliation of Adjusted EBITDA to GAAP net income. 26

Q2 2019 IMPROVEMENT IN COST-TO-COLLECT PRIMARILY REFLECTS A HIGHER PROPORTION OF CALL CENTER & DIGITAL COLLECTIONS Overall Cost-to-Collect1 45% 41.5% 39.6% 40% 38.4% 38.5% 37.5% 36.0% 36.4% 36.6% Q2 2019 Q2 2018 35% Location CTC CTC 30% 25% United States 39.2% 40.8% 20% Europe 28.8% 29.1% 15% Other 51.2% 46.7% 10% Encore total 36.6% 37.5% 5% 0% 2017 2018 2017 2018 2018 2019 2018 2019 Q3 Q4 Q1 Q2 1. Cost-to-Collect = Adjusted operating expenses / collections. See appendix for reconciliation of Adjusted operating expenses to GAAP. 27